UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.   20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2012

BRT REALTY TRUST

(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other	(Commission file No.)	(IRS Employer
jurisdiction of		I.D. No.)
incorporation)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021

 (Address of principal executive offices)  (Zip code)

Registrant’s telephone number, including area code 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 28, 2012, we filed a Current Report on Form 8-K (the “Current Report”) disclosing the Trust’s entering into a joint venture and the purchase by the venture of a 542 unit multi-family residential property (the “Property”) located in Palm Beach Gardens, Florida for a net purchase price of $59.4 million, of which $45.2 million was financed with mortgage debt.

We are filing this amendment to the Current Report to include under (i) Item 9.01(a), audited statements of revenues and certain expenses of the Property and (ii) Item 9.01(b), unaudited pro forma financial statements of the Trust reflecting the acquisition of the Property.

Item 9.01               Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibit No.	Title of Exhibit
23.1	Consent of BDO USA LLP dated May 10, 2012

Independent Auditors’ Report

To the Board of Trustees and Stockholders of

BRT Realty Trust and Subsidiaries

We have audited the accompanying statement of revenues and certain expenses of 4205 Union Square Blvd. (“Union Square”) for the year ended December 31, 2011.  The statement of revenues and certain expenses is the responsibility of the BRT Realty Trust’s management.  Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Union Square’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K/A of BRT Realty Trust.  As described in Note 2, material amounts that would not be comparable to those resulting from the proposed future operations of Union Square are excluded from the statement of revenues and certain expenses and the statement of revenues and certain expenses is not intended to be a complete presentation of Union Square’s revenues and expenses.

In our opinion, financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Union Square for the year ended December 31, 2011, on the basis of accounting described in Note 2.

/s/BDO USA LLP

New York, New York

May 10, 2012

4205 Union Square Blvd.

Statement of Revenues and Certain Expenses

Year Ended December 31, 2011
Revenues:
Rental and other income	$6,787,000

Certain Expenses:
Real estate taxes	765,000
Management fees	189,000
Utilities	533,000
Repairs and maintenance	621,000
Other real estate operating expenses	1,009,000
Total certain expenses	3,117,000

Revenues in excess of certain expenses	$3,670,000

See accompanying notes.

4205 Union Square Blvd

Notes to Statement of Revenues and Certain Expenses

1.  Organization

4205 Union Square Blvd. (“Union Square”), is a 542 unit multi-family garden apartment complex located in Palm Beach Gardens, Florida.

BRT Realty Trust and subsidiaries (collectively, the “Trust”) is a real estate investment trust. The Trust originates and holds for investment senior mortgage loans secured by commercial and multi-family real estate properties and participates as an equity investor in joint ventures which acquire multi-family residential or other real estate assets.

On March 22, 2012, a joint venture comprised of TRB Union Palm LLC, our wholly owned subsidiary and an unaffiliated joint venture partner, acquired Union Square for a net purchase price of $59.4 million, including $45.2 million of mortgage debt.

2.  Basis of Presentation and Significant Accounting Policies

The accompanying statements of revenues and certain expenses of Union Square have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Trust’s Current Report on Form 8-K/A.  Accordingly, the statement of revenues and certain expenses exclude certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property.  Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future operations.

Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes.  Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized on an accrual basis.  Generally leases are for a one year term and have no renewal options.  Tenants are billed separately for water and trash removal.

Income Taxes

Union Square was organized as a limited liability company and is not directly subject to federal, state, or city income taxes.

BRT REALTY TRUST

Pro Forma Consolidated Financial Statements

(Unaudited)

The following unaudited pro forma consolidated balance sheet of the Trust as of December 31, 2011, has been prepared as if the acquisition has been completed on December 31, 2011.  The unaudited pro forma consolidated statements of income for the year ended September 30, 2011 is presented as if the acquisition had been completed on October 1, 2010. The unaudited pro forma consolidated income statements for the three months ended December 31, 2011 is presented as if the acquisition had been completed on October 1, 2011.

These pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with (a) the Trust’s 2011 Annual Report on Form 10-K and (b) the Trust’s Quarterly Report on Form 10-Q for the six months ended March 31, 2012.

The unaudited pro forma consolidated financial statements are based on assumptions and estimates considered appropriate by the Trust’s management; however, such statements do not purport to represent what the Trust’s financial position and results of operations would have been assuming the completion of the acquisition on October 1, 2010, nor do they purport to project the Trust’s financial position and results of operations at any future date or for any future period.

In the opinion of the Trust’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES

PRO FORMA - CONSOLIDATED BALANCE SHEET

As of December 31, 2011 (Unaudited)

(Dollars in thousands, except share data)

	The Trust Historical	Purchase of Union Square	The Trust Pro Forma As Adjusted
ASSETS

Real estate loans, all earning interest	$52,679	—	$52,679
Deferred fee income	(880)	—	(880)
	51,799	—	51,799
Real estate properties, net of accumulated depreciation of $2,689	59,875	$59,400	119,275
Investment in unconsolidated ventures	1,014	—	1,014
Cash and cash equivalents	76,589	(11,283)	65,306
Available-for-sale securities at market	3,601		3,601
Other assets	5,424	1,168	6,592
Total Assets	$198,302	$49,285	$247,587

LIABILITIES AND EQUITY
Liabilities:
Junior subordinated notes	$37,400	—	$37,400
Mortgages payable	18,629	$45,200	63,829
Accounts payable and accrued liabilities	1,164	—	1,164
Deposits payable	2,099	465	2,564
Total Liabilities	59,292	45,665	104,492

Commitments and contingencies	—	—	—

Equity:
BRT Realty Trust shareholders’ equity:
Preferred shares, $1 par value:
Authorized 10,000 shares, none issued	—	—	—
Shares of beneficial interest, $3 par value:

Authorized number of shares, unlimited, 13,941 issued	41,822	—	41,822
Additional paid-in capital	167,245	—	167,245

Accumulated other comprehensive income—net unrealized gain on available-for-sale securities	655	—	655
Accumulated deficit	(73,141)	—	(73,141)
Cost of 492 treasury shares of beneficial interest	(3,824)	—	(3,824)
Total BRT Realty Trust shareholders’ equity	132,757		132,757
Non-controlling interests	6,253	3,620	9,873
Total Equity	139,010	3,620	142,630
Total Liabilities and Equity	$198,302	$49,285	$247,587

See accompanying notes to the unaudited pro forma consolidated financial statements

BRT REALTY TRUST AND SUBSIDIARIES

PRO FORMA - CONSOLIDATED STATEMENT OF INCOME

For the Three Months Ended December 31, 2011

(Unaudited)

(Dollars in thousands, except share data)

	The Trust Historical	Union Square		The Trust Pro Forma As Adjusted

Revenues:
Interest on real estate loans	$1,910	$—		$1,910
Loan fee income	342	—		342
Rental revenue from real estate properties	768	1,740		2,508
Recovery of previously provided allowances	7	—		7
Other, primarily investment income	127	—		127
Total revenues	3,154	1,740		4,894
Expenses:
Interest on borrowed funds	467	430	(a)	897
Advisor’s fees, related party	171	89	(b)	260
General and administrative—including $279 to related party	1,674	—		1,674
Operating expenses relating to real estate properties	786	778		1,564
Amortization and depreciation	184	432	(c)	616
Total expenses	3,282	1,729		5,011
Total revenues less total expenses	(128)	11		(117)
Equity in loss of unconsolidated ventures	(75)	—		(75)
Loss on sale of available-for-sale securities	(18)	—		(18)
Gain on sale of loan	3,192	—		3,192
Income from continuing operations	2,971	11		2,982

Discontinued operations:
Gain on sale of real estate assets	490	—		490
Net income	3,461	11		3,472
Plus: net loss (income) attributable to non controlling interests	413	(20	)(d)	393
Net income (loss) attributable to common shareholders	$3,874	$(9)		$3,865

Basic and diluted per share amounts attributable to common shareholders:
Income from continuing operations	$.24	$—		$.24
Discontinued operations	.04	—		.04
Basic and diluted income per share	$.28	$—		$.28

Amounts attributable to BRT Realty Trust:
Income (loss) from continuing operations	$3,384	$(9)		$3,375
Discontinued operations	490	—		490
Net income (loss)	$3,874	$(9)		$3,865

Weighted average number of common shares outstanding:
Basic and diluted	13,982,164	13,982,164		13,982,164

See accompanying notes to the unaudited pro forma consolidated financial statements

BRT REALTY TRUST AND SUBSIDIARIES

PRO FORMA - CONSOLIDATED STATEMENT OF INCOME

For The Year Ended September 30, 2011

 (Dollars in thousands, except share data)

	The Trust Historical (Audited)	Union Square (Unaudited)		The Trust Pro Forma As Adjusted

Revenues:
Interest on real estate loans an purchase money mortgage	$8,500	—		$8,500
Loan fee income	1,828	—		1,828
Rental revenue from real estate properties	3,456	$6,787		10,243
Recovery of previously provided allowances	3,595	—		3,595
Other, primarily investment income	502	—		502
Total revenues	17,881	6,787		24,668
Expenses:
Interest on borrowed funds	2,112	1,721	(a)	3,833
Advisor’s fees, related party	916	356	(b)	1,272
Foreclosure related professional fees	579	—		579
General and administrative—including $847 to related party	6,149	—		6,149
Operating expenses relating to real estate properties	3,340	3,116		6,456
Amortization and depreciation	738	1,728	(c)	2,466
Total expenses	13,834	6,921		20,755
Total revenues less total expenses	4,047	(134)		3,913
Equity in earnings of unconsolidated ventures	350	—		350
Gain on sale of available-for-sale securities	1,319	—		1,319
Loss on extinguishment of debt	(2,138)	—		(2,138)
Income (loss) from continuing operations	3,578	(134)		3,444

Discontinued operations:
Gain on sale of real estate assets	1,346	—		1,346
Net income (loss)	4,924	(134)		4,790
Plus:net loss (income) attributable to non controlling interests	1,450	(44	)(d)	1,406
Net income (loss) attributable to common shareholders	$6,374	$(178)		$6,196

Basic and diluted per share amounts attributable to common shareholders:
Income (loss) from continuing operations	$.35	$(.01)		$34
Discontinued operations	.10	—		.10
Basic and diluted income (loss) per share	$.45	$(.01)		$.44

Amounts attributable to BRT Realty Trust:
Income (loss) from continuing operations	$5,028	$(178)		$4,850
Discontinued operations	1,346	—		1,346
Net income (loss)	$6,374	$(178)		$6,196

Weighted average number of common shares outstanding:
Basic and diluted	14,041,509	14,041,509		14,041,509

See accompanying notes to the unaudited pro forma consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

Basis of Pro Forma Presentation

1.               The consolidated financial statements include the consolidated accounts of the Trust and its investments in limited liability companies in which the Trust is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”).  Investments in entities for which the Trust has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting.  Accordingly, the Trust’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income under the caption Equity in Earnings (Losses) of Unconsolidated Ventures.  Investments in entities for which the Trust does not have the ability to exercise any influence are accounted for under the cost method of accounting.

During March 2012, the Trust, through Landmark at Garden Square LLC (“Garden Square”), and together with an unaffiliated joint venture partner, acquired 4205 Union Square Blvd. (“Union Square”) for $59.4 million, funded with cash and a mortgage loan in the amount of $45.2 million.

2.               Notes to the pro forma consolidated statements of income for both the three months ended December 31, 2011 and the year ended September 30, 2011.

a)              To reflect the interest expense resulting from the mortgage that is securing Union Square.  Interest expense is calculated using an interest rate of 3.72%, and also includes amortization of loan related fees.

b)             To reflect the advisory fee to be paid by the Trust as per the Amended and Restated Advisory Agreement, as amended.

c)              To reflect depreciation on the estimated useful life of 27.5 years of the building and the estimated useful life of 10 years for the furniture and fixtures.

d)             To reflect the non-controlling interest share of income from the Property for its 20%  equity interest in the joint venture.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST

	By:	/s/ George Zweier
George Zweier
May 10, 2012	Vice President and
Great Neck, NY	Chief Financial Officer